UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 27, 2018

PERRY ELLIS INTERNATIONAL, INC.
 (Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	0-21764 (Commission File No.)	59-1162998 (IRS Employer Identification No.)

3000 N.W. 107th Avenue Miami, Florida (Address of principal executive offices)	33172 (Zip Code)

(305) 592-2830
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01                          Other Events.

On April 27, 2018, Perry Ellis International, Inc. issued a press release announcing that it has notified U.S. Bank National Association, as Trustee, of its intent to redeem the remaining $50 million of its outstanding 7.875% Senior Subordinated Notes due in 2019.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01                          Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit No.	Description

99.1	Perry Ellis International, Inc. Press Release dated April 27, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERRY ELLIS INTERNATIONAL, INC.

By:                 /s/ Tricia Thompkins
Name:         Tricia Thompkins
Title:             EVP, General Counsel & Secretary

Dated:  April 27, 2018